Prospectus Supplement	October 31, 2012

George Putnam Balanced Fund Prospectus dated November 30, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio manager is now David Calabro.

Additional information regarding Mr. Calabro, including his business experience during the last five years, is set forth in the prospectus.

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